Exhibit 4

AGREEMENT OF JOINT FILING

UNITED RENTALS, INC.

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of the Statement on Schedule 13D and any and all further amendments thereto, with respect to the above referenced securities and that this Agreement be included as an Exhibit to such filing. This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this 10th day of September 2007.

AP SUMMERVILLE, LLC

By:	APOLLO REAL ESTATE INVESTMENT FUND III,
L.P.
Its Sole Member

	By:	APOLLO REAL ESTATE ADVISORS III, L.P.
Its General Partner

	By:	APOLLO REAL ESTATE CAPITAL
ADVISORS III, INC.
Its General Partner

		By:	/s/ Stuart Koenig
			Name:	Stuart Koenig
			Title:	Vice President

KRONUS PROPERTY III, INC.

	By:	/s/ Stuart Koenig
		Name:	Stuart Koenig
		Title:	Vice President

APOLLO REAL ESTATE INVESTMENT FUND III, L.P.

By:	APOLLO REAL ESTATE ADVISORS III, L.P.
Its General Partner

	By:		APOLLO REAL ESTATE CAPITAL
ADVISORS III, INC.
Its General Partner

	By:		/s/ Stuart Koenig
		Name:	Stuart Koenig
		Title:	Vice President

APOLLO REAL ESTATE ADVISORS III, L.P.

By:	APOLLO REAL ESTATE CAPITAL
ADVISORS III, INC.
Its General Partner

	By:	/s/ Stuart Koenig
		Name:	Stuart Koenig
		Title:	Vice President

APOLLO REAL ESTATE CAPITAL ADVISORS III, INC.

	By:	/s/ Stuart Koenig
		Name:	Stuart Koenig
		Title:	Vice President

APOLLO REAL ESTATE MANAGEMENT III, L.P.

By:	APOLLO REAL ESTATE MANAGEMENT III, INC.
Its General Partner

	By:	/s/ Stuart Koenig
		Name:	Stuart Koenig
		Title:	Vice President

APOLLO REAL ESTATE MANAGEMENT III, INC.

	By:	/s/ Stuart Koenig
		Name:	Stuart Koenig
		Title:	Vice President

AP SUMMERVILLE II, LLC

By:	APOLLO REAL ESTATE INVESTMENT FUND IV,
L.P.
Its Sole Member

	By:	APOLLO REAL ESTATE ADVISORS IV, L.P.
Its General Partner

		By:	APOLLO REAL ESTATE CAPITAL
ADVISORS IV, INC.
Its General Partner

		By:	/s/ Stuart Koenig
			Name:	Stuart Koenig
			Title:	Vice President

KRONUS PROPERTY III, INC.

	By:	/s/ Stuart Koenig
		Name:	Stuart Koenig
		Title:	Vice President

APOLLO REAL ESTATE INVESTMENT FUND IV, L.P.

By:		APOLLO REAL ESTATE ADVISORS IV, L.P.
Its General Partner

By:	APOLLO REAL ESTATE CAPITAL
ADVISORS IV, INC.
Its General Partner

	By:	/s/ Stuart Koenig
		Name:	Stuart Koenig
		Title:	Vice President

APOLLO REAL ESTATE ADVISORS IV, L.P.

By:		APOLLO REAL ESTATE CAPITAL
ADVISORS IV, INC.
Its General Partner

By:		/s/ Stuart Koenig
		Name:	Stuart Koenig
		Title:	Vice President

APOLLO REAL ESTATE CAPITAL ADVISORS IV, INC.

	By:	/s/ Stuart Koenig
		Name:	Stuart Koenig
		Title:	Vice President

APOLLO REAL ESTATE MANAGEMENT IV, L.P.

By:	APOLLO REAL ESTATE MANAGEMENT IV, INC.
Its General Partner

	By:	/s/ Stuart Koenig
		Name:	Stuart Koenig
		Title:	Vice President

APOLLO REAL ESTATE MANAGEMENT IV, INC.

	By:	/s/ Stuart Koenig
		Name:	Stuart Koenig
		Title:	Vice President